UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2009 (June 26, 2009)

Date of Report (Date of earliest event reported)

TAPIMMUNE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bellevue Way NE, Suite 400 Bellevue, WA 98004		V6N 3E6
(Address of principal executive offices)		(Zip Code)

425-462-5638
Registrant's telephone number, including area code

Unit 2-3590 West 4th Avenue
Vancouver, British Columbia, Canada, V6N 3E6
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On June 26, 2009, noteholders converted approximately $3,137,000 worth of our debt into approximately 333,800,000 shares of our common stock.  We are in the processing of enacting a ten-to-one reverse stock split, and if successful, these shares will represent approximately 33,380,000 shares on a post-split basis. The notes that were converted represented approximately 95% of our outstanding debt at the time of the conversion.  The shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Regulation D and/or Section 4(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

 TAPIMMUNE INC.

By: /s/ Denis Corin
Denis Corin
President & Chief Executive Officer

July 6, 2009